                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 333-58207, No. 333-39109, No. 333-78905, No.
333-79037, No. 333-95017, No. 333-42156, and No. 333-42152) of 3dfx Interactive,
Inc. of our report dated April 3, 2000 relating to the financial statement of GigaPixel Corporation, which appears in the Current Report on Form 8-K of 3dfx Interactive, Inc. dated July 28, 2000.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
San Jose, California
July 28, 2000

                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Current Report on Form 8-K of GigaPixel Corporation for the year ended December 31, 1999 of our report dated April 3, 2000 included in 3dfx Interactive, Inc.'s Registration Statement S-4 (No. 333-38678) dated June 5, 2000 relating to the financial statements for the three years ended December 31, 1999 listed in the accompanying index.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
San Jose, California
June 5, 2000